UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2013

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(d)    As previously reported on the Form 8-K filed on May 31, 2013 for Hooper Holmes, Inc. (the “Company”) at the 2013 Annual Meeting of Shareholders of the Company, held on May 29, 2013, shareholders of the Company recommended, by non-binding vote, the frequency of the advisory vote on the compensation of the Company’s named executive officers be every year. As previously reported by the Company, the frequency of “once every year” received the highest number of votes cast, as well as a majority of the votes cast on the proposal.

Having considered these results, the Company’s Board of Directors adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2013	HOOPER HOLMES, INC.

	By:	/s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer